SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 5, 2005
                       ---------------------------------
                                Date of Report
                       (Date of Earliest Event Reported)

                            Power Technology, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Nevada                    0-248671              88-0395816
---------------                  ------------              -------------------
 (State or other                  (Commission                (I.R.S. Employer
jurisdiction of                  File Number)              Identification No.)
  incorporation)

                        109 N Post Oak Lane, Suite 422
                              Houston, TX  77024
                   ----------------------------------------
                   (Address of principal executive offices)

                                 713.621.4310
             ----------------------------------------------------
             (Registrant's telephone number, including area code)
                                      N/A
        --------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.  Registrant's Business and Operations

         Item 1.02 Termination of a Material Definitive Agreement

         Standby  Equity  Distribution  Agreement.   The  Registrant  previously
entered into a Standby Equity Distribution Agreement effective August 27, 2004, within Cornell Capital Partners, L.P. (the "Equity Agreement").

         The Equity Agreement provided for Cornell to commit to purchase up to an aggregate of $5,000,000 of the common stock of the Registrant, subject to certain volume limitations and other conditions, as requested from time to time by the Registrant as its equity capital needs arise during the two-year term of the Equity Agreement.

         Effective May 5, 2005, the Registrant and Cornell Capital Partners, L.P. terminated the Equity Agreement for mutual business reasons. The Registrant has withdrawn its Form SB-2 registration statement previously filed with the Securities and Exchange Commission covering the shares to be issued under the Equity Agreement.

Section 9.  Financial Statements and Exhibits

         None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


May 5, 2005                                Power Technology, Inc.


                                           By: /s/Bernard J. Walter
                                           ---------------------------------
                                           Bernard J. Walter, President